EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1	1190138 Ontario Inc., a 100%-owned foreign subsidiary, incorporated in Canada

2	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada

3	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

4	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man

5	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

6	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

7	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

8	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

9	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada

10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

12	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

13	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

14	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

15	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

16	Etn Tubetex Bvba, a 100%-owned foreign subsidiary, incorporated in Belgium

17	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

18	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

19	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil

20	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom

21	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

22	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

23	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

24	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

25	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

26	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile

27	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic

28	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

29	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

30	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

31	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia

32	Plastic Packaging, Inc, a 100%-owned domestic subsidiary, incorporated in North Carolina

33	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

34	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

35	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

36	Servicios Mexicanos Ejecutivos, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

37	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

38	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

39	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

40	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

41	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

42	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

43	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

44	Sonoco Alcore – Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy

45	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

46	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

47	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium

48	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

49	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

50	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

51	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

52	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

53	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

54	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

55	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

56	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

57	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland

58	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

59	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

60	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands

61	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany

62	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece

63	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

64	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium

65	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France

66	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

67	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany

68	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

69	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

70	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

71	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

72	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

73	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

74	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

75	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

76	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

77	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

78	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

79	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil

80	Sonoco Empaques Ecuador S.A., a 100%-owned foreign subsidiary, incorporated in Ecuador

81	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

82	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

83	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

84	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

85	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

86	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

87	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

88	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain

89	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

90	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

91	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

92	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France

93	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

94	Sonoco Kaiping Packaging Co. Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

95	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

96	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

97	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

98	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

99	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

100	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

101	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

102	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

103	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

104	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

105	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

106	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece

107	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

108	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

109	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio

110	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

111	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

112	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

113	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

114	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

115	Sonoco Poland – Packaging Services Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

116	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

117	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

118	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

119	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

120	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

121	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania

122	Sonoco Recycling – International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California

123	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

124	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

125	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

126	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

127	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

128	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina

129	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

130	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

131	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

132	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela

133	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

134	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

135	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

136	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

137	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway

138	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

139	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

140	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

141	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

142	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

143	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

144	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

145	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

146	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

147	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

148	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

149	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

150	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

151	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

152	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

153	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore

154	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland

155	ThermoSafe Brands Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

156	ThermoSafe Malaysia SDN. BHD, a 100%-owned foreign subsidiary, incorporated in Malaysia

157	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

158	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

159	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

160	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

161	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin

162	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

163	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile

164	Weidenhammer France SAS, a 100%-owned foreign subsidiary, incorporated in France

165	Weidenhammer Polska Sp Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

166	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom

167	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina